UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2023

PAVMED INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Madison Avenue, 25th Floor	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PAVM	The Nasdaq Stock Market LLC
Series Z Warrants to Purchase Common Stock	PAVMZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Termination of a Material Definitive Agreement.

As previously disclosed, on March 13, 2023, Lucid Diagnostics Inc. (the “Lucid”), a majority owned subsidiary of PAVmed Inc. (the “Company”), entered into a securities purchase agreement (the “SPA”) with an accredited investor (the “Investor”), for the sale of a Senior Secured Convertible Note in initial principal amount of up to $11,111,110 (the “Note”), in a private placement (the “Offering”). The Offering, including the SPA, the Note and certain ancillary agreements, are more fully described in the Company’s Current Report on Form 8-K (the “Prior Company Form 8-K”) and Lucid’s Current Report on Form 8-K (the “Prior Lucid Form 8-K”), each filed on March 14 , 2023, and such descriptions are incorporated herein by reference.

Effective as of March 21, 2023, Lucid consummated the sale of the Note to the Investor. In connection with the consummation of the sale, Lucid entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investor and a voting agreement (“Voting Agreement”) with the Company. The Registration Rights Agreement and the Voting Agreement are more fully described in Lucid’s Current Report on Form 8-K filed on March 24, 2023 (the “Concurrent Lucid Form 8-K”), and such description is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of the Prior Lucid Form 8-K and the Concurrent Lucid Form 8-K is incorporated by reference into this Item 2.03 of this Current Report to the extent required.

Item 3.03.	Material Modification to Rights of Security Holders.

The information included in Item 1.01 of the Prior Lucid Form 8-K and the Concurrent Lucid Form 8-K is incorporated by reference into this Item 2.03 of this Current Report to the extent required.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1*	Form of Registration Rights Agreement.(1)
10.2*	Form of Voting Agreement.(1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedule and exhibits to this exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

(1)	Incorporated by reference to Exhibits 10.1 and 10.2 of the Concurrent Lucid Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2023	PAVMED INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
President and Chief Financial Officer